Fees Summary	Jun. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,901,983.00
Previously Paid Amount	160.89
Total Fee Amount	1,056.69
Total Offset Amount	0.00
Net Fee	$ 895.90